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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      November 22, 2006 (November 22, 2006)

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

              Texas                     1-6402-1             74-1488375
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   (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)       Identification No.)

          1929 Allen Parkway, Houston, TX                     77019
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      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (713) 522-5141

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

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ITEM 8.01. OTHER EVENTS.

Service Corporation International ("SCI") and Alderwoods Group, Inc. ("Alderwoods") have executed a consent decree, which has been accepted for public comment by the U.S. Federal Trade Commission (the "FTC"). The FTC has also granted early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. As a result, SCI and Alderwoods have obtained all required regulatory approvals to consummate the merger pursuant to the merger agreement entered into on April 2, 2006. Subject to the satisfaction of other customary closing conditions, SCI and Alderwoods expect to consummate the merger on Tuesday, November 28, 2006.

On November 22, 2006, SCI issued a press release disclosing the events referenced in Item 8.01 of this report. The information contained in this Item
8.01 is qualified in its entirety by the press release, which is filed as exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
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99.1            Service Corporation International press release, dated
                November 22, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SERVICE CORPORATION INTERNATIONAL


Date: November 22, 2006                        By:    /s/ Eric D. Tanzberger
                                                      --------------------------
                                               Name:  Eric D. Tanzberger
                                               Title: Senior Vice President and
                                                      Chief Financial Officer